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    CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002



Name of Issuer:   Diversified Investors Funds Group II


In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Issuer.



Date: August 28, 2003                     /s/ Mark Mullin
                                          Mark Mullin
                                          Principal Executive Officer

Date: August 28, 2003                     /s/ Joseph Carusone
                                          Joseph Carusone
                                          Principal Financial Officer